Exhibit 99.1 2015 ANNUAL MEETING

Today’s Agenda Official Business Franklin Synergy Bank Progress Report Questions

Official Business
First Item: Election of Board of Directors
Second Item: Ratification of Auditors
Third Item: Amendment to Corporate Charter
Item: Amendment to Omnibus Equity Incentive Plan
Fifth Item: Adjournment
Mandy Garland Appointed Judge of the Election
Quorum Is Present, Either in Person or by Proxy
Anyone Who Would Like to Vote in Person or Who Would Like to Change
Their Proxy?
Ms. Garland: Please Report Results of Ballot

Board of Directors Jimmy E. Allen Henry W. Brockman, Jr. James W. Cross, IV Dr. David H. Kemp Lee M. Moss Paul M. Pratt, Jr. Melody J. Smiley Pamela J. Stephens Richard E. Herrington

Except for the historical information contained herein, this presentation contains forward-looking statements within the
meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. The Company intends that all such statements be subject to the "safe harbor" provisions of those Acts. Because forward-
looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to carefully review the discussion of forward-looking statements and risk factors in documents the
Company files with the Securities and Exchange Commission. The
Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

FRANKLIN SYNERGY BANK PROGRESS REPORT

Progress Report Topics Brief History The Success of Franklin Synergy Bank Merger Update and Success Factors

BRIEF HISTORY OF FFN/FSB

Brief History 2007 June – Company formed; $26.3 million capital raised locally November – FSB charter approved, Cool Springs opened

Brief History
2008
November – Franklin branch, Brentwood mortgage office
opened
2009
January - $2.8 million local offering completed
March – First profitable quarter in FSB history
2010
February - $6.5 million local offering completed
May – Relocated Franklin branch to Columbia Avenue

Brief History
2011
January – Opened Brentwood office
September – Established Franklin Synergy Investment Management
September – Received $10 million Small Business Lending Fund Capital
2012
June – Opened Westhaven Branch

Brief History
2013
September – Raised $15MM capital through private placement
October – Opened Berry Farms Branch
November – Announced Merger with MidSouth Bank
2014
March – Opened Spring Hill Branch
June – Columbia Ave HQ Phase II
July – Acquired MidSouth Bank
July – Reached $1 billion in deposits

FRANKLIN SYNERGY BANK
GRAND

FRANKLIN SYNERGY BANK

Berry Farms branch Spring Hill branch

Aspen Grove Branch Brentwood Branch

THE SUCCESS OF FRANKLIN SYNERGY BANK

Mission Statement
Cultivating strong customer relationships
Fostering an extraordinary team of directors, officers, and
employees
We will profitably market technology advantaged
financial products and services to relationship-
oriented local businesses, professionals,
consumers, and community banks.
Creating shareholder value
Our Mission is to build a legacy company by:

Managing Banking Success Key Dynamics of Bank Success Is Managing Competing and Conflicting Objectives: Soundness Growth Profitability Corporate Citizenship

Corporate Citizenship
Follow Regulatory Guidelines for Banking
Practices – successful programs
Community Reinvestment Act
Consumer Compliance Programs
Provide Leadership for Civic, Professional, and
Charitable Organizations within the Community

The FSB Acquisition of MidSouth Bank
Merger Date: July 1, 2014
Combined Banks’ Numbers
Assets: $1.2 billion
Locations: 11
Merger Dynamics: local community bank in state’s
two fastest growing counties
Expanded our footprint

Ashland City
Petway
Lakewood
Taylorsville
Nashville
Mount Juliet
Lebanon
Belle Meade
White Bluff
Pegram
Forest Hills
Holloway
J. Percy Priest Lake
Rural Hill
Cherry Valley
Cedars of Lebanon State Park
Brentwood
La Vergne
Smyrna
Nissan
Fairview
Nolensville
Walterhill
Lascassas
Franklin
Almaville
Boston
West Harpeth
Murfreesboro
Kittrell
Arno
Cedar Grove
Spring Hill
Santa Fe
Bradyville
Plainview

Branch Locations for Merged Bank Franklin Synergy MidSouth

FRANKLIN
SYNERGY
BANK
PEOPLE YOU KNOW
PEOPLE YOU TRUST

Closing Thoughts
Market
Williamson and Rutherford Counties are two of the fastest growing counties in the
U.S.
Williamson County is one of the wealthiest counties in the U.S.
Middle Tennessee is a destination for businesses
Management
Veteran bankers with significant local experience
Management has long history of working together and a proven track record
Model
Comfortable with real estate concentration in a quality market
Successfully implemented model at two previous local banks
Managing Risk
Maintains superior asset quality
Prudently manage risk in order to return value to shareholders
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Questions?